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                                                                  Exhibit 10.9

                             STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (this "Agreement") dated as of January 2, 1998, is by and between Boots & Coots International Well Control, Inc., a Delaware corporation ("Pledgor"), and Geneva Associates, L.L.C. ("Geneva"), as Collateral Agent for the Noteholders (as hereinafter defined) (the "Secured Party").

                                   RECITALS:

     A. Pledgor, Geneva and Main Street Merchant Partners II, L.P. ("Main Street") have entered into that certain Note Purchase Agreement dated as of January 2, 1998 (herein, as the same may be amended, modified, supplemented, extended, rearranged, and/or restated from time to time, collectively called the "Note Purchase Agreement"), pursuant to which, upon the terms and conditions therein set forth, Pledgor has issued its 10.0% Senior Secured Notes due May 2, 1998, in the aggregate principal amount of $5,000,000 (herein, as the same may be amended, modified, supplemented, extended, rearranged, and/or restated from time to time, together with any notes given by Pledgor in extension, replacement, rearrangement, modification and/or substitution thereof or therefor, collectively called the "Notes" and any holders of the Notes, collectively called the "Noteholders").

     B. Under the terms of the Note Purchase Agreement, Pledgor is required by each of Geneva and Main Street to provide certain security in respect of the liabilities of Pledgor under the Note Purchase Agreement, and each of Geneva and Main Street requires that this Agreement be entered into by Pledgor as a condition precedent to the purchase by it of its respective Notes.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                          Security Interest and Pledge

     1.01. Security Interest and Pledge. Subject to the terms of this Agreement, Pledgor hereby pledges and grants to Secured Party a first priority security interest in the following property (such property being hereinafter called the "Collateral"):

     (a)  all shares of capital stock of IWC Services, Inc. (the "Company");

     (b) any other shares of capital stock hereafter pledged to Secured Party pursuant to Sections 3.03 and 3.08; and

     (c) subject to Section 4.03 hereof, all products and proceeds of the foregoing capital stock, including, without limitation, all distributions, dividends, stock dividends,

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          securities, and other property, rights, and interests that Pledgor is at any time entitled to receive on account of the same (all of the foregoing described in this clause (c), the "Collateral Proceeds").

     1.02. Obligations. The Collateral shall secure the following obligations, indebtedness and liabilities (all such obligations, indebtedness and liabilities being hereinafter sometimes called the "Obligations"):

     (a)  the payment of the indebtedness evidenced by the Notes;

     (b)  the payment of the indebtedness evidenced by the Guaranties;

     (c) the performance and payment of the obligations of Pledgor under any of the Documents, including, without limitation, the payment and performance of Pledgor's obligations hereunder; and

     (d) all extensions, renewals, rearrangements and modifications of any of the foregoing.

                                   ARTICLE II
                         Representations and Warranties

     Pledgor represents and warrants to Secured Party that:

     2.01. Title. Pledgor owns or, with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder and Permitted Liens. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral consisting of shares of capital stock has been duly and validly issued and is fully paid and nonassessable.

     2.02. Organization and Authority. Neither the execution, delivery or performance by Pledgor of this Agreement nor compliance by them with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, will (i) contravene in any material respect any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien other than any Permitted Lien upon any of the property or assets of Pledgor under, the terms of any contractual obligation to which Pledgor is a party or by which it or any of its properties or assets are bound or to which it may be subject.

     2.03. Residence Address. As of the date hereof, the principal office of Pledgor, and the place where Pledgor keeps its books and records, is located at 5151 San Felipe, Suite 450,

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Houston, Texas 77056.

     2.04. Percentage of Stock. The Collateral constitutes not less than one hundred percent (100%) of the issued and outstanding shares of common capital stock of the Company.

     2.05. First Priority Perfected Security Interest. This Agreement creates in favor of Secured Party a first priority security interest in the Collateral currently in existence, which will be perfected upon delivery of the certificate evidencing the Collateral together with an undated stock power endorsed in blank.

                                  ARTICLE III
                                   Covenants

     Pledgor covenants and agrees with Secured Party that:

     3.01. Encumbrances. Except as permitted by the Credit Agreement, Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien on the Collateral except the pledge and security interest of Secured Party hereunder and except for Permitted Liens, and shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons and entities (other than any person or entity claiming by, through or under Secured Party or any obligee of the Obligations).

     3.02. Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof.

     3.03. Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights constituting Collateral, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party and to deliver the same (to the extent in form capable of delivery) promptly to Secured Party in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party, as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof in violation of the Note Purchase Agreement shall be paid over to Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof except as otherwise provided in the Note Purchase Agreement; and in case any distribution of capital shall be made on or in respect of the Collateral while a Default or an Event of Default shall be continuing or any property shall be distributed while a Default or an Event of Default shall be continuing upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Secured Party to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Secured Party, be


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held by Pledgor in trust as additional security for the Obligations, provided that except to the extent that such sums of money or property have theretofore been applied against the Obligations in accordance with the Note Purchase Agreement, such sums of money or property shall forthwith be delivered to Pledgor at such time as no Default or Event of Default shall be continuing under the Note Purchase Agreement.

     3.04. Further Assurances. Pledgor has delivered the certificate representing the stock referred to in Section 1.01 (a) to Secured Party, with an undated stock power duly executed in blank to be held by Secured Party as Collateral for the Obligations, subject to the terms hereof. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem reasonably necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement to the extent provided by applicable law.

     3.05. Inspection Rights. Upon reasonable notice from Secured Party, Pledgor shall permit Secured Party and its representatives to examine, inspect, and copy Pledgor's books and records concerning ownership of the Collateral at any reasonable time during normal business hours and as often as Secured Party may desire.

     3.06. Notification. Pledgor shall promptly after either Person has knowledge thereof, notify Secured Party of (i) any lien, security interest, encumbrance, or claim made or threatened against the Collateral other than Permitted Liens, and (ii) the occurrence or existence of any Default or Event of Default.

     3.07. Books and Records. Pledgor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

     3.08. Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of the Company or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any person or entity to purchase or otherwise acquire any such shares.

                                   ARTICLE IV
                      Rights of Secured Party and Pledgor

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     4.01.  Power of Attorney.  Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion during the continuance of an Event of Default and prior to the Collateral Termination Date, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right on behalf of Pledgor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default and to the extent permitted by applicable laws, without notice to or the consent of
Pledgor:

     (a) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

     (b) to pay or discharge taxes, liens, security interests, or other encumbrances (other than Permitted Liens) levied or placed on or threatened against the Collateral;

     (c) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral;
          (vi) to settle, compromise, or adjust any suit, action, or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;
          (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Obligations; and (ix) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security

Stock Pledge Agreement
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          interest.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions constituting or resulting from its willful misconduct or gross negligence. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral.

     4.02. Voting Rights. Until written notice shall be given to Pledgor in accordance with Section 5.02(d) that Secured Party has exercised its rights under Section 5.02(d) to vote the Collateral (provided, however, if Secured Party is prevented from providing such notice as a result of Section 362 of the United States Bankruptcy Code or similar law Pledgor shall be entitled to exercise such rights so long as no Event of Default shall have occurred and be continuing), Pledgor shall be entitled to exercise any and all voting and other rights relating or pertaining to the Collateral or any part thereof (and the Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to this sentence).

     4.03.  Dividends.   Until written notice shall be given to Pledgor in
accordance with Section 5.02(d) that Secured Party has exercised its rights under Section 5.02(d) to vote the Collateral, Pledgor shall be entitled to receive and collect for its own use all Collateral Proceeds.

     4.04. Performance by Secured Party of Pledgor's Obligations. If an Event of Default has occurred and is continuing or if Pledgor fails to perform or comply with any of its agreements contained herein and Secured Party itself shall cause performance of or compliance with such agreement, the reasonable expenses of Secured Party, together with interest thereon at the rate of interest provided in the Note Purchase Agreement, shall be payable by Pledgor to Secured Party on demand and shall constitute Obligations secured by this Agreement.

     4.05. Secured Party's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Pledgor,


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and no refusal by Secured Party to comply with any such request by Pledgor, shall of itself be deemed to be a failure to exercise reasonable care.

                                   ARTICLE V
                                    Default

     5.01. Events of Default. Each of the following shall be deemed an "Event of Default":

     (a) The failure of the Collateral pledged to Secured Party hereunder to constitute at least one hundred percent (100%) of the issued and outstanding stock of the Company;

     (b) An Event of Default under any Note Purchase Agreement shall have occurred;

     (c) Failure by Pledgor to perform any agreement contained herein and continuance of such non-compliance or failure for thirty (30) days after notice thereof to Pledgor from Secured Party; or

     (d) Any representation, statement or warranty of Pledgor contained herein shall be untrue in any material respect as of the date made.

     5.02. Rights and Remedies. Prior to the Collateral Termination Date, upon the occurrence of an Event of Default and so long as the same shall be continuing, Secured Party shall have the following rights and remedies to the extent not prohibited by applicable laws:

     (a) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery without assumption of any credit risk, and/or (C) bid and become a purchaser at any such sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than ten (10) days' prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Pledgor shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees and other reasonable

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          expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, in each case during the continuance of an Event of Default, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Secured Party may apply the Collateral against the Obligations then due and payable in such order and manner as provided in Section 6.15. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

     (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees (in each case as pledgee hereunder).

     (c) Secured Party shall be entitled to receive all cash dividends payable in respect of the Collateral.

     (d) Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral, and Pledgor shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

Because of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the securities laws of Texas and other applicable state securities laws, there may be legal restrictions or limitations affecting attempts of Secured Party to dispose of the Collateral in the enforcement of its rights and remedies hereunder. Secured Party is hereby authorized by Pledgor, but not obligated, upon the occurrence and during the continuance of an Event of Default, to the extent permitted by applicable law, to sell all or any part of the Collateral at private sale, subject to investment letters or in any other manner which will not require the Collateral or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other applicable securities law or regulation. Pledgor specifically agrees that under these circumstances, such a sale is a commercially reasonable method of disposition of the Collateral. Secured Party is also hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such rulings and consents, and do such other things as Secured Party may deem appropriate in the event of such a sale or disposition of any of the Collateral. Pledgor acknowledges that Secured Party may, in its reasonable discretion, approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral or any part or parts thereof than would otherwise be obtainable if the same were registered and sold in the open market. Pledgor agrees that such private sale shall constitute a commercially reasonable method of disposing of the Collateral in view of the time, expense, and potential liability to the parties of such transactions of registration of the Collateral in accordance with applicable securities laws.

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                                   ARTICLE VI
                                 Miscellaneous

     6.01. No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. To the fullest extent permitted by applicable laws, the rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     6.02. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party except to the extent permitted by the Note Purchase Agreement.

     6.03. Amendment; Entire Agreement. This Agreement, together with any applicable pledge or other agreement required by applicable laws, embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto with the requisite consent of Secured Party as provided in the Note Purchase Agreement.

     6.04. Notices. Any notice, consent, or other communication required or permitted to be given under this Agreement to Secured Party or Pledgor must be in writing and delivered in person or by facsimile or by registered or certified mail, return receipt requested, postage prepaid, as follows:

     To Secured Party:  Geneva Associates, L.L.C., as Collateral Agent
                    Attn: Mr. Tracy Turner
                    First Union Tower
                    P.O. Box 21962
                    Greensboro, North Carolina 27420
                    Telephone: (910) 275-7002
                    Facsimile:  (910) 274-4984

     Copy to:       Hutcheson & Grundy, L.L.P.
                    Attn:  Ms. Lisa J. Mellencamp
                    1200 Smith Street, Suite 3300
                    Houston, Texas 77002-4579
                    Telephone:  (713) 951-2800
                    Facsimile:  (713) 951-2925

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     To Pledgor:    Boots & Coots International Well Control, Inc.
                    Attn:  Mr. Larry Ramming
                    5151 San Felipe, Suite 450
                    Houston, Texas  77056
                    Telephone:  (713) 621-7911
                    Facsimile:  (713) 621-7988


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     Copy to:       Brown, Parker & Leahy, L.L.P.
                    Attn:  Mr. William T. Heller
                    1200 Smith Street, Suite 3600
                    Houston, Texas  77002
                    Telephone:  (713) 654-8111
                    Facsimile:  (713) 621-7988


Any such notice, consent, or other communication shall be deemed given when delivered in person or, if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested.

     6.05. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement, and the rights and duties of the parties hereto, shall be construed in accordance with and governed by the internal laws of the State of Texas; provided, however that any enforcement of Secured Party's rights and remedies in any other jurisdiction shall, to the extent required by applicable laws, be governed by the laws of the jurisdiction of enforcement. Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Texas and of any Texas State court sitting in Houston, Texas for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     6.06. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     6.07. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     6.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.09. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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     6.10.  Construction.  Pledgor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and Secured Party.

     6.11. Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

     6.12. Termination. On the Collateral Termination Date, the Liens created hereby shall terminate, and Secured Party, at the request and expense of Pledgor, forthwith will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of the Liens created hereby and will duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty, such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied pursuant to this Agreement or the Note Purchase Agreement. Upon such release and redelivery, this Agreement shall terminate. The term "Collateral Termination Date" shall mean the first date on which no Note is outstanding under the Note Purchase Agreement and no other obligation is due and payable thereunder or under any other Document.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              PLEDGOR:

                              BOOTS & COOTS INTERNATIONAL WELL
                              CONTROL, INC., a Delaware corporation

                    By: ________________________________________
                    Name: ______________________________________
                    Title: _____________________________________

                              SECURED PARTY:

                              GENEVA ASSOCIATES, L.L.C., as
                              Collateral Agent

                    By: ________________________________________
                    Name: ______________________________________
                    Title: _____________________________________

Stock Pledge Agreement
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